UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 A.M. (Mountain Time) on Thursday, September 3, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Co-Diagnostics, Inc., a Utah corporation (“we” or the “Company”), will be held on September 3, 2026 at 10:00 A.M. (Mountain Time), at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2025 Co-Diagnostics, Inc. Equity Incentive Plan;

3.	To adopt, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

5.

To approve an amendment to the Company’s Articles of Incorporation to provide that shares representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders; and

6.	To approve the adjournment or postponement of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in favor of the foregoing proposals.

Only those shareholders of record as of the close of business on July 7, 2026, the record date for the Annual Meeting (the “Record Date”), will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

This year, we are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about July 23, 2026, we will mail to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report for the fiscal year ended December 31, 2025, and how to vote. This Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy are first being made available to shareholders on or about July 23, 2026. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

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All stockholders are cordially invited to attend the Annual Meeting in person. Even if you are planning on attending the Annual Meeting in person, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you vote before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in this Notice of Annual Meeting of Shareholders and accompanying proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer
Salt Lake City, Utah
July 21, 2026

This Notice of Annual Meeting of Shareholders, proxy statement and form of proxy are first being mailed to shareholders on or about July 7, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Co-Diagnostics, Inc. Annual Meeting of Shareholders to be Held September 3, 2026: The notice of annual meeting of shareholders, Proxy Statement and accompanying Annual Report are available at www.proxyvote.com, and on the Investor Relations portion of our web site at https://codiagnostics.com/investors/.

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2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share, of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on July 7, 2026 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 3, 2026 at 10:00 A.M. (Mountain Time) at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109 or at any postponement or adjournment thereof. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials or follow the instructions below to submit your proxy over the Internet.

Pursuant to Utah Code § 16-10a-720, the Company will make a shareholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Brian Brown, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning July 9, 2026, (two business days after notice of the meeting is given) continuing through the Annual Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

The Annual Meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2025 Co-Diagnostics, Inc. Equity Incentive Plan;

3.	To adopt, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

5.

To approve an amendment to the Company’s Articles of Incorporation to provide that shares representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders; and

6.	To approve the adjournment or postponement of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in favor of the foregoing proposals.

Who is entitled to vote?

Only our shareholders of record at the close of business on the record date for the meeting, July 7, 2026, are entitled to vote at the Annual Meeting. As of the close of business on July 7, 2026, we had 5,278,957 shares of common stock issued and outstanding.

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How many votes do I have?

Each share of our common stock that the stockholder owns as of July 7, 2026, entitles the stockholder to one vote on each director nominee listed in Proposal 1, and one vote on each of Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6 and any other matter that might properly come before the Annual Meeting or any adjournment thereof.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Annual Report are available online at www.proxyvote.com, the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Annual Meeting?

The Annual Meeting will be held at our offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109. Only shareholders of record as of July 7, 2026, or their duly appointed proxies, may attend the Annual Meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All shareholders must check in at the registration desk at the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Annual Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Annual Meeting and a set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Annual Meeting and the voting instruction form you received.

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How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Annual Meeting or you may vote during the Annual Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting, you have four ways to vote:

1.	By phone: 1-800-690-6903;

2.	By Internet: go to www.proxyvote.com or scan the QR Barcode on your proxy card;

3.

Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or

4.	In person: If you are a Record Holder you may vote your shares in person.

Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on September 2, 2026. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Annual Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all shareholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Annual Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by fax or by e-mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

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Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not attend and vote at the Annual Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Co-Diagnostics or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Which ballot measures are considered ‘‘routine’’ or ‘‘non-routine’’?

The ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 4) is considered a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this routine matter, and no broker non-votes are expected in connection with this proposal.

Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 5 and Proposal No. 6 are considered “non-routine” matters. Accordingly, a broker may not vote on these proposals without instructions from its customer and broker non-votes may occur with respect to these proposals.

Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company’s Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Annual Meeting. Shareholders who have voted by proxy over the Internet, by fax or by e-mail or have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Annual Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Annual Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. Shareholders may also revoke their proxy by entering a new vote over the Internet, by fax, or by e-mail.

What constitutes a quorum and effect of Broker non-votes?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder as of the close of business on the Record Date.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Annual Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends that you vote:

●	“FOR” election of the Board nominees named in this Proxy Statement as described in Proposal No. 1;

●	“FOR” approval of an increase in the number of shares of common stock authorized for issuance under the Company’s 2025 Co-Diagnostics, Inc. Equity Incentive Plan;

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●	“FOR” approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers as described in Proposal No. 3;

●	“FOR” the ratification of the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 as described in Proposal No. 4;

●

“FOR” approval of an amendment to the Company’s Articles of Incorporation to provide that shares representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders; and

●	“FOR” approval of the adjournment or postponement of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in favor of the foregoing proposals.

What vote is required to approve each proposal?

Other than Proposal 1, all proposals require the affirmative vote of a majority of votes cast. Proposal No. 1 requires a plurality of votes present.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Annual Meeting but will not be considered votes cast for voting purposes and thus will have no effect on any of the proposals to be presented at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Annual Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2026 Annual Meeting of Stockholders, at which time the incumbents will stand for re-election. The five director nominees, if elected, will serve a one-year term until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

●	Dwight Egan
●	Eugene Durenard
●	Richard Serbin
●	James Nelson
●	Edward Murphy

If a quorum is present, the nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by the nominee for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that he should serve as a member of the Board is provided elsewhere in this proxy statement in the section entitled “DIRECTORS AND OFFICERS.”

Vote Required

Pursuant to our bylaws, directors are elected by a plurality of the votes present at a meeting at which a quorum is present. The nominees receiving the greatest number of votes will be elected.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of the proposed Board nominees to the Board of Directors. If a person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as directors if elected. Ages of the nominees are reflected as of the mailing date of this proxy statement. Proxies cannot be voted for a greater number of persons than the nominees named herein.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE ABOVE-LISTED NOMINEES.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE FOREGOING NOMINEES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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DIRECTORS AND OFFICERS

The following table sets forth the names, ages and positions of our executive officers and directors. The following is information on the business experience of each director and executive officer now serving and a discussion of the qualifications, attributes and skills that led to the board of directors’ conclusion that each one is qualified to serve as a director or as an executive officer as the case may be. Executive officers serve at the discretion of the board of directors.

Name	Age	Position
Dwight Egan	72	Chief Executive Officer, President and Chairman of the Board
Brian Brown	50	Chief Financial Officer and Secretary
Richard Abbott	54	President
Eugene Durenard	56	Director
James Nelson	73	Director
Richard Serbin	81	Director
Edward Murphy	61	Director

The following is a brief summary of the background of each of our executive officers.

Dwight Egan serves as our Chief Executive Officer and has been an officer and director of the Company since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in executive leadership positions with public companies and working with capital markets qualifies him to serve as our Chairman Chief Executive Officer.

Brian Brown became our Chief Financial Officer in February 2021. From July 2020 until February 2021, Mr. Brown served as the Chief Financial Officer of A-Core Concrete Cutting, Inc. where his duties included overseeing the company’s accounting and finance departments, mergers and acquisitions and responsibility for financial forecasting and budgeting. From January 2020 to July 2020, Mr. Brown was an independent consultant. From August 2019 to December 2019, Mr. Brown served as the Vice President of Accounting, Treasury and Investor Relations at Sportsman’s Warehouse Holdings, Inc., a public company reporting on Nasdaq Global Select under the symbol SPWH, where his duties included overseeing the company’s accounting, treasury and investor relations departments, preparing the company’s annual, quarterly and current reports with the SEC, overseeing all aspects of the company’s annual audit, including, but not limited to, the preparation and review of audit support schedules, preparation of financial statements and footnotes, and providing support to the company’s independent auditors. From October 2009 to August 2019, Mr. Brown served as the Director of Finance of Sportsman’s Warehouse Holdings, Inc. where he assisted with the company’s initial public offering in April 2014 as well as effecting private and secondary public offerings, acquisitions of a group of retail stores and preparing the company’s periodic and current reports with the SEC and complying with the Sarbanes Oxley Act. From May 2005 to October 2009, Mr. Brown served as the Corporate Controller of Franklin Covey Products where he developed and maintained the company’s internal controls over financial reporting structure in accordance with the control standards required under Section 404 of the Sarbanes Oxley Act. From July 2001 to May 2005, Mr. Brown served as an Assurance Senior at KPMG, LLP where he provided audit services to various clients in multiple industries. Mr. Brown holds a Bachelor of Arts in Accounting and Masters of Professional Accountancy from the University of Utah. Mr. Brown is a licensed CPA in Utah.

Richard Abbott has served as President of Co-Diagnostics since March 2024. Prior to being appointed as President, from January 2021 to March 2024, Mr. Abbott served as President of Advanced Conceptions, Inc., a privately held medical device company focused on the design of automated instruments that solve challenging cross-disciplinary problems. Advanced Conceptions is a wholly owned subsidiary of Co-Diagnostics, Inc. From September 2018 to January 2021, Mr. Abbott was a partner in SaltRidge, LLC through which he provided management services to Advanced Conceptions and other consulting services. From August 2017 to August 2018, he served as the Chief Technology Officer for privately held Vilicus, a cloud centered network provider of IoT devices for indoor agriculture. From October 2016 to July 2017, Mr. Abbott served as the Chief Technology Officer for Fenome, a private company focused on the manipulation of phenotypic expression of indoor agriculture crops via environmental control during growth and fruiting. Mr. Abbott holds a Master of Business Administration from The Wharton School and a Master of Science, Mechanical Engineering and a Bachelors Mechanical Engineering from Brigham Young University.

The following is a brief summary of the background of each of our directors:

Eugene Durenard has been a member of our board of directors since June 2019. Dr. Durenard is the Founder and CEO of Hyperbolic Holdings, a Swiss-based holding, management consulting and strategy advisory company specialized in healthcare. For the last 7 years he has been working with family offices on direct investments and philanthropy focused on life sciences. He serves on the advisory board of several private companies in the biotech and MedTech sectors. After an initial career in proprietary research and trading at Salomon Brothers and Credit Suisse in London, he co-founded Orion Investment Management in Bermuda specializing in quantitative asset and liability management for institutions and private clients. He subsequently sold it to Capital G Bank and co-headed their asset management. Dr. Durenard spent several years establishing personal connections with representatives of 40+ clusters of life science innovation, families operating healthcare businesses and industry leaders globally. He regularly visits labs and incubators, meets with leading scientists and innovators in order to keep abreast of current trends and developments. His advice is based on a thorough analysis that combines in-depth knowledge of science, competitive forces and financial expertise. He has published several articles in asset-liability management industry magazines as well as the book “Professional Automated Trading — Theory and Practice” (Wiley 2013). He has a PhD in Mathematics from Harvard University. Dr. Durenard brings a thorough multi-asset class investment and entrepreneurial experience spanning 25 years to the Company’s board of directors. We believe that Mr. Durenard’s knowledge of accounting and finance and his extensive experience in the life science industry greatly benefits the Board.

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James Nelson has been a member of our board of directors since June 2019. Mr. Nelson is the retired Chairman and CEO of Sunworks, Inc., a NASDAQ traded commercial, agriculture, and residential solar Integrator which he helped found in October 2010. Mr. Nelson spent most of his career working in private equity as a general partner with Peterson Partners and with Millennial Capital Partners. In addition to his investment and financial responsibilities, he served as CEO of two of his firms’ portfolio companies. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic, where he managed company-wide marketing, as well as the company’s international expansion initiative. He was also general manager for Banana Republic’s catalog division. He was Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion-dollar food service company. Mr. Nelson began his executive career over 35 years ago at Bain and Company, a business strategy consulting firm, where he managed teams of consultants on four continents. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate. Mr. Nelson’s advice to the board of directors from his experiences as a chief executive officer, strategic advisor and knowledge of capital markets greatly benefits our Board of Directors.

Richard Serbin has been a member of our board of directors since May 2017. Mr. Serbin currently serves as a consultant to many companies in the healthcare industry. Since January 2024, he has served as Chairman of the Board of Directors of Platform Pharmaceuticals. He was the President of Corporate Development and In-House Legal Counsel at Life Science Institute, LLC, from June 1, 2013 to July 15, 2014. He served as Director at Viropro Inc. from May 2013 to June 2014. He was Head of Business Advisory Board at Mazal Plant Pharmaceuticals Inc. from October 2006 to September 2007 and also served as its Member of Business Advisory Board. He served as Chief Executive Officer of Optigenex Inc. from July 2002 to September 15, 2005 and a director from July 2004 to September 2005. From January 1999 until July 2002 Mr. Serbin served as a consultant to various pharmaceutical companies. He served as the President of Bradley Pharmaceuticals. He served as Vice President of Corporate Development at Ortho Pharmaceuticals, a Johnson & Johnson subsidiary, and practiced Patent and FDA law at Revlon Johnson & Johnson and Schering-Plough. He served as Patent Attorney for Schering Plough Corporation and Chief FDA Counsel for Revlon Corporation and Johnson and Johnson Corporation. Subsequently, he worked at Revlon Corporation, as its Chief Food, Drug and Cosmetic Counsel. He founded Radius Scientific Corporation. He was J&J’s Vice President of Corporate Development, and later led a successful public offering venture based on technology developed at Stanford Medical School. Mr. Serbin spent a large portion of his career focusing on international markets and clients. While at J&J, Mr. Serbin served on the board of directors of 16 US and international subsidiary companies, including Ethicon, Ortho, J&J Consumer Products, Pittman-Moore, Mc Neil, and J&J Development Corporation. He worked on multiple international acquisitions and strategic relationships, and sat on the board of directors of several of its international subsidiaries, including those in India, Hong Kong, Japan, Taiwan, Germany, and England. Mr. Serbin has a B.S. and a B. Pharmacy from Rutgers University and Rutgers University College of Pharmacy, a J.D. degree from Seton Hall Law School and a Master’s Degree in Trade Regulations and Law from NYU Law School. Mr. Serbin’s experience in business, law and medicine and knowledge gained as an advisor to the healthcare industry greatly benefits our Board of Directors, and is critical to our board of directors as we continue to commercialize our products.

Edward Murphy has been a member of our board of directors since June 2019. Since December 1999, Mr. Murphy has served as a senior vice president and a partner of Dover Investments Ltd., a private investment firm. Throughout his career, Mr. Murphy’s duties have included investment analysis of various types of investment projects in real estate and financial services. Currently, Mr. Murphy serves on the board of directors of several Canadian and American publicly reporting companies that have interests in various industries. He has been a Director at Empire Minerals Corporation Inc. since January 2016, at the Mosport Park Entertainment Corporation from April 30, 1997 until it became Digicrypts Blockchain Solutions Inc. in June 2011 until he resigned in November 2022, at Lakefield Marketing Corporation since February 2018, CEO/CFO and Director of Credo Resources Inc. since September 2019, and at Essex Oil Ltd. since July 2021, and at Darkhorse Technologies Ltd. since November 2021. He served as a Director at Aurquest Resources from May 2003 to December 2017. He has also served as Director at E Ventures Inc. since April 2023. Mr. Murphy’s experience in the capital markets and his involvement in investment analysis greatly benefits our Board of Directors.

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Dwight Egan – See narrative description above.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

Board and Committee Matters

Our board of directors has five members. The Chairman of the Board and our Chief Executive Officer, Dwight Egan, is a member of the board and is a full-time employee of the Company. Eugene Durenard, Edward Murphy, James Nelson and Richard Serbin are non-employee directors, and the board has determined that these persons (who constitute a majority of the board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The board met eleven times during the year ended December 31, 2025. All directors attended more than seventy-five percent (75%) of the meetings of the board and committee meetings of which such director was a member held during 2025.

We maintain an audit committee of the board, a compensation committee of the board, a corporate governance committee of the board and a nominating committee of the board, each of which is discussed below. Our board of directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

The following table sets forth a description of the four permanent board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairperson	Independent Members

Audit Committee	Eugene Durenard	Edward Murphy	James Nelson	Richard S. Serbin

Compensation Committee	Richard S. Serbin	Edward Murphy	Eugene Durenard	James Nelson

Governance Committee	James Nelson	Edward Murphy	Eugene Durenard	Richard S. Serbin

Nominating Committee	Edward Murphy	James Nelson	Eugene Durenard	Richard S. Serbin

Audit Committee and Financial Expert

Our audit committee currently is comprised of Messrs. Durenard, Nelson, Murphy and Serbin with Mr. Durenard serving as chairperson of the audit committee. The functions of the audit committee include engaging an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures. The board of directors has adopted a written audit committee charter. A current copy of the audit committee charter is available to security holders on our website at www.codiagnostics.com. Our board has determined that all our directors that are serving on the audit committee are “independent” under the definition of independence in the Marketplace rules of the NASDAQ listing standards. The Audit Committee met four times during the year ended December 31, 2025. All committee members attended more than seventy-five percent (75%) of the meetings of the Audit Committee held during 2025.

Our board of directors has determined that Mr. Durenard meets the requirements of an “audit committee financial expert” as defined in applicable SEC regulations.

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Compensation Committee

Our compensation committee currently includes Messrs. Serbin, Nelson, Murphy and Durenard with Mr. Serbin serving as chairperson of the compensation committee. The functions of the compensation committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans. The board of directors has adopted a written compensation committee charter. A current copy of the compensation committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined that all of our directors serving on the compensation committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Compensation Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

Corporate Governance Committee

Our Corporate Governance Committee currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Nelson serving as chairperson of the Corporate Governance Committee. Among other items, the committee is tasked by the board of directors to develop and recommend to the board the Corporate Governance Guidelines of the Company and oversee compliance therewith. A current copy of the Corporate Governance committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined all directors serving on the Corporate Governance committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Corporate Governance Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

Nominating Committee

Our Nominating Committee was split from the Corporate Governance Committee in 2022 and currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Murphy serving as chairperson of the Nominating Committee. The Nominating Committee has been established by the board, among other things to: assist the board in effecting board organization, membership and function including identifying qualified board nominees; assist the board in effecting the organization, membership and function of board committees including the composition of board committees and recommending qualified candidates therefor; evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and develop criteria for board membership, such as independence, term limits, age limits and ability of former employees to serve on the board and the evaluation of candidates’ qualifications for nominations to the board and its committees as well as removal therefrom. The Nominating Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

Board Nominations

In considering board candidates, the board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

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Our Amended and Restated Bylaws (the “Bylaws”) set forth procedures for shareholders to recommend nominees to the Company’s board. Nominations of persons for election to the board of directors to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Company who (A) was a stockholder of record at the time of giving of the notice, (B) is entitled to vote with respect to such matter at the meeting, and (C) complies with the notice procedures set forth in the Bylaws.

The following is a summary of key provisions from our Bylaws. For nominations to be properly brought before an annual meeting by a stockholder, the stockholder making such nominations must have given timely notice in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 75th day nor earlier than the close of business on the 125th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 75th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. To be in proper form, a stockholder’s notice to the secretary must: set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of the Company that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice, and (C) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). In addition, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

The notice shall set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and with respect to each nominee for election or reelection to the board of directors, include the completed and signed questionnaire, representation, and agreement required by the Bylaws. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Communication with the Board

We have not, to date, developed a formal process for shareholder communications with the board of directors. We believe our current informal process, in which any communication sent to the board of directors, either generally or in care of the chief executive officer, secretary or other corporate officer or director, is forwarded to all members of the board of directors, has served the board’s and the shareholders’ needs.

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Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

Policy for Review of Related Party Transactions

The review of transactions with related persons policy is set forth in our Corporate Governance Committee Charter. The Corporate Governance Committee is to oversee the administration of any related party transactions policy in effect with respect to transactions in which the Company is a participant and involving directors, nominees for director, executive officers of the Company or holders of more than 5% of the Company’s common stock or immediate family members of any such person.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contray to our Code of Business Conduct. Our Nominating Committee assesses and monitors the effectiveness of the board and its committees and evaluates board members and nominees for election to the board and succession planning for the CEO and other executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2025 by its directors and executive officers.

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Code of Ethics

We have adopted a code of ethics for our principal executive officer, principal financial officer, controller, or persons performing similar functions. A copy of the code of ethics is included on our website at www.codiagnostics.com.

Insider Trading Policy

We have adopted an insider trading policy containing procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, and the company, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards applicable to the Company.

Family Relationships

There are no family relationships among our directors and executive officers.

EXECUTIVE AND BOARD COMPENSATION

We are a “smaller reporting company” as defined in the rules and regulations of the SEC. As a smaller reporting company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers in their respective capacities for the fiscal years ended December 31, 2025 and 2024. We have omitted in this report certain columns otherwise required to be included because there was no compensation made with respect to such columns, as permitted by applicable SEC regulations.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Comp	Total Compensation
Dwight Egan President & Chief Executive Officer	2025	$400,000	$60,000	$68,750	$-	$528,750
	2024	$391,667	$20,000	$305,250	$-	$716,917

Brian Brown Chief Financial Officer and Secretary	2025	$320,000	$45,000	$56,250	$-	$421,250
	2024	$313,333	$15,000	$249,750	$-	$578,083

Richard Abbott President	2025	$290,000	$15,000	$55,000	$-	$360,000
	2024	$276,666	$15,000	$133,200	$-	$424,866

(1)

The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards as the RSUs vest over three years.

Narrative Disclosure to Summary Compensation Table: We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer. By utilizing a combination of objective and subjective performance factors critical to our success, the board will award cash bonuses intended to incentivize our executive officers to achieve results that benefit them and the Company. Performance factors include the achievement of predetermined financial performance objectives, adherence to financial discipline measures and achievement of business development, product development and long-term business stability. The board may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

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Outstanding Equity Awards at Fiscal Year-End 2025

The following table contains certain information concerning outstanding equity awards for the Named Executive Officers as of December 31, 2025.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	Price	Date	(#)		($)(1)	(#)	($)
Dwight Egan	1,667	-	$78.90	09/20/28	-		-	-	-
	1,667	-	$33.00	09/02/29	-		-	-	-
	-	-	-	-	1,528	(4)	$260	-	-
	-	-	-	-	4,583	(5)	$779	-	-
	-	-	-	-	7,639	(6)	$1,299	-	-

Brian Brown	-	-	-	-	1,250	(4)	$213	-	-
	-	-	-	-	3,750	(5)	$638	-	-
	-	-	-	-	6,250	(6)	$1,063	-	-

Richard Abbott	-	-	-	-	1,098	(2)	$187	-	-
	-	-	-	-	584	(3)	$99	-	-
	-	-	-	-	2,000	(5)	$340	-	-
	-	-	-	-	6,111	(6)	$1,039	-	-

(1) Based on $5.10 per share, which was the closing price of our common stock on December 31, 2025.

(2) Consists of restricted stock units granted on 7/25/2022, which vest in 6 installments commencing six months after the achievement of certain specified milestones and continuing every six months thereafter.

(3) Consists of restricted stock units granted on 1/17/2023, which vest in 6 installments commencing six months after the achievement of certain specified milestones and continuing every six months thereafter.

(4) Consists of restricted stock units granted on 5/15/2023, which vest in 6 installments commencing on 11/23/2023 and continuing every six months thereafter.

(5) Consists of restricted stock units granted on 4/26/2024, which vest in 6 installments commencing on 11/23/2024 and continuing every six months thereafter.

(6) Consists of restricted stock units granted on 8/11/2025, which vest in 6 installments commencing on 11/23/2025 and continuing every six months thereafter.

Potential Payments Upon Termination or Change of Control

At the recommendation of the compensation committee of the board of directors, the Board approved the Co-Diagnostics, Inc. Change in Control Severance Plan (the “Plan”). The Plan provides severance benefits to a select group of designated management or highly compensated participants in the event their employment or affiliation with the Company or an affiliate is terminated due to a change in control (as defined in the Plan). Participants entitled to benefits under the Plan are designated from time-to-time by the Compensation Committee pursuant to the terms of an “Award Notice,” the form of which is appended to the Plan. The Award Notice identifies the eligible participant and the Severance Multiplier (as defined in the Plan) to which the participant is entitled. The Compensation Committee approved participation in the Plan for certain executives of the Company, including the Company’s CEO, Dwight Egan, with a Severance Multiplier of three times his severance benefit and the Company’s CFO, Brian Brown, with a Severance Multiplier of two times his severance benefit.

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Under the Plan, if a participant’s employment or affiliation is terminated without “cause” or by the participant for “good reason” (each, as defined in the Plan) during the two-year period following a change in control, a participant will be entitled to a severance benefit equal to the participant’s Severance Multiplier as set forth in the participant’s Award Notice, times the sum of: (i) the participant’s annual base salary; and (ii) the greater of the participant’s target bonus or the average of the three highest actual annual cash bonuses paid to participant over the five preceding completed years.

The participant’s receipt of any of the payments or benefits is subject to the participant’s delivery to the Company of a separation agreement of the type that are ordinarily entered into in similar situations, in a form acceptable to the Company, in its sole discretion, which separation agreement may include a requirement for the participant to remain in the employ or service of the Company for a reasonable period of time after completion of the Change in Control transaction to assist in any transition activities for which participant’s services would be required.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by our members of the board.

The table below summarizes the compensation paid or accrued by us to each of our non-employee directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	Stock Awards: Value of Restricted Stock Units (1)	Total
Richard Serbin (2)	$106,500	$31,250	$137,750
James Nelson (3)	$106,500	$31,250	$137,750
Edward Murphy (4)	$106,500	$31,250	$137,750
Eugene Durenard (5)	$109,500	$31,250	$140,750

(1)

The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards. The RSUs vested immediately upon grant.

(2)	As of December 31, 2025, Mr. Serbin had 5,694 RSU awards outstanding.
(3)	As of December 31, 2025, Mr. Nelson had 5,694 RSU awards outstanding.
(4)	As of December 31, 2025, Mr. Murphy had 5,694 RSU awards outstanding.
(5)	As of December 31, 2025, Mr. Durenard had 5,694 RSU awards outstanding.

Our non-employee directors receive cash compensation of $100,000 per year, paid quarterly. In 2024, they also received 3,667 RSU’s vesting 1/6th equally in November 2024, 2025, and 2026 and May 2025, 2026, and 2027. In 2025, they received 4,167 RSU’s vesting 1/6th equally in November 2025, 2026, and 2027 and May 2026, 2027, and 2028. In addition, non-employee directors may be entitled to receive special awards of stock options or RSUs from time to time as determined by the board. The chairman of the board and the chairperson of each of the audit, corporate governance, nomination, and compensation committees receive no additional fees for serving in such capacities. There is no additional compensation for meeting attendance. Directors who are employees of the Company receive no additional compensation for serving as directors. All stock options granted to outside directors are immediately exercisable and expire ten years from the date of grant or 30 days after the date they cease to be directors. Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings.

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Equity Incentive Plans

Under our Amended and Restated 2015 Long-term Incentive Plan (the “2015 Plan”) and our 2025 Equity Incentive Plan (the “2025 Plan”), the board of directors may issue incentive stock-based awards to employees, directors and consultants of the company. Options awarded generally expire ten years after being granted. Any stock-based awards granted vest in accordance with the vesting schedule determined by the board of directors. Should an employee’s director’s or consultant’s relationship with the company terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We maintain and grant awards under the 2025 Plan and continue to maintain previously granted awards under the 2015 Plan, which will remain in effect until their expirations by their terms.

The purpose of our incentive plans is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to the company by providing them with both equity ownership opportunities and performance-based incentives intended to align their interests with those of our stockholders. These plans are designed to provide us with flexibility to select from among various equity-based compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing stock-based awards.

Certain Relationships and Related Transactions

The Company employs two employees who are related to current or former executive officers. Seth Egan, the Company’s Chief Commercialization and Strategy Officer, and Winston Egan, the Company’s Director of Customer Experience, are each sons of Dwight Egan, the Company’s President and Chief Executive Officer and Chairman of the Board. During the year ended December 31, 2025, total compensation paid to Seth Egan, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $0.4 million, and total compensation paid to Winston Egan, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $0.2 million.

Prior to the acquisition of Advanced Conceptions by the Company in December 2021, the Company’s President, Richard Abbott was serving as President of Advanced Conception. At the time of the acquisition, Mr. Abbott was an indirect shareholder of Advanced Conceptions, Inc. through his fifty percent (50%) ownership interest in Whiteknob LLC. Whiteknob LLC owned 71.61% of Advanced Conceptions at the time of the acquisition. The terms of the acquisition agreement between the Company and Advanced Conceptions include the opportunity for Whiteknob LLC to earn an additional 16,913 common shares and an additional 5,551 common stock purchase warrants of Co-Diagnostics upon the achievement of certain milestones. Should those milestone events be achieved Mr. Abbott would have a fifty percent (50%) interest in the common shares and common stock purchase warrants.

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Policy for Review of Related Party Transactions

The review of transactions with related persons policy is set forth in our Corporate Governance Committee Charter. The Corporate Governance Committee is to oversee the administration of any related party transactions policy in effect with respect to transactions in which the Company is a participant and involving directors, nominees for director, executive officers of the Company or holders of more than 5% of the Company’s common stock or immediate family members of any such person.

Pay versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2024 and December 31, 2023, along with the financial information required for each fiscal year:

Year	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($)(2)(4)	Average compensation actually paid to non-CEO NEOs ($)(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return ($)	Net Income (in millions) ($)
2025	528,750	276,450	390,625	240,257	$13	(47)
2024	716,917	421,350	501,475	346,524	$56	(38)

(1)	For each year shown the CEO was Dwight Egan.
(2)	Amounts in this column represent the “Total” column set forth above in the Summary Compensation Table (“SCT”). See the footnotes to the SCT for further detail regarding the amounts in these columns.
(3)

The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).

(4)	During 2025 and 2024, there were two Non-CEO NEO’s, Brian Brown, CFO, and Richard Abbott, President.

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	2025		2024
	Dwight Egan	Average Non-CEO NEOs	Dwight Egan	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$528,750	$390,625	$716,917	$501,475

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(68,750)	$(55,625)	$(305,250)	$(191,475)
Year-end fair value of unvested awards granted in the current year	$38,638	$31,261	$171,875	$107,813
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(106,590)	$(75,709)	$(136,300)	$(70,694)
Fair values at vest date for awards granted and vested in current year	$16,051	$12,987	$46,291	$29,038
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(131,649)	$(63,282)	$(72,183)	$(29,633)
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-	$-	$-	$-
Total Adjustments for Equity Awards	$(252,300)	$(150,368)	$(295,567)	$(154,951)

Compensation Actually Paid (as calculated)	$276,450	$240,257	$421,350	$346,524

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	Co-Diagnostics’ cumulative TSR; and
●	Co-Diagnostics’ Net Income

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CAP and Cumulative TSR

CAP and Net Income

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STOCK OWNERSHIP

The following table sets forth certain information, as of July 1, 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our Common Stock, (2) each of our directors, (3) each named executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Securities and Exchange Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of July 1, 2026. Applicable percentage ownership in the following table is based on 5,278,957 shares of common stock plus, for each individual, any securities that individual has the right to acquire within 60 days of July 1, 2026.

The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

	Number of Shares Beneficially Owned	Percentage of Class
5% Stockholders
	-	-
Named Executive Officers and Directors
Dwight Egan (1)	31,226	*
Brian Brown	22,379	*
Richard Abbott	23,111	*
Edward Murphy (2)	12,752	*
Eugene Durenard	10,668	*
James Nelson (3)	12,336	*
Richard Serbin (4)	11,433	*
All Directors and Executive Officers as a Group (7 persons)	123,905	2.3%

*Represents beneficial ownership of less than 1%.

(1)	Includes exercisable options to acquire 3,334 shares of common stock.
(2)	Includes exercisable options to acquire 1,667 shares of common stock.
(3)	Includes exercisable options to acquire 1,667 shares of common stock.
(4)	Includes exercisable options to acquire 682 shares of common stock.

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PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CO-DIAGNOSTICS, INC. 2025 EQUITY INCENTIVE PLAN

Overview

We are asking our shareholders to approve an amendment to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan, which we refer to in this Proposal No. 2 as the “Plan,” to increase the number of shares of our common stock authorized for issuance under the Plan by 2,000,000 shares. The Plan was previously approved by our shareholders in 2025. As originally approved by our shareholders, the Plan authorized the issuance of up to 6,700,000 shares of our common stock pursuant to awards granted under the Plan. Following the Company’s 1-for-30 reverse stock split effected in December 2025, the number of shares authorized for issuance under the Plan was proportionately adjusted from 6,700,000 shares to 223,333 shares.

As of the Record Date, no shares had been issued or granted under the Plan and 223,333 shares remained available for future awards under the Plan.

Our Board of Directors has approved, subject to shareholder approval, an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan by 2,000,000 shares, so that a total of 2,223,333 shares of common stock would be authorized for issuance under the Plan, subject to adjustment as provided in the Plan. We refer to this amendment in this Proposal No. 2 as the “Plan Amendment.”

Other than the increase in the number of shares authorized for issuance under the Plan, the Plan Amendment does not materially change the terms of the Plan. If our shareholders approve this Proposal No. 2, the Plan Amendment will become effective as of the date of the Annual Meeting. If our shareholders do not approve this Proposal No. 2, the Plan Amendment will not become effective, the number of shares available for issuance under the Plan will not be increased, and we may be required to rely more heavily on cash compensation or other forms of compensation to attract, retain and motivate employees, directors and consultants.

Reasons for the Plan Amendment

Our Board of Directors believes that approval of the Plan Amendment is in the best interests of the Company and our shareholders. The Plan is an important component of our overall compensation program and is intended to help us attract, retain and motivate key employees, non-employee directors and consultants by providing them with equity-based incentives that align their interests with those of our shareholders.

As a molecular diagnostics company operating in a competitive life sciences and medical technology environment, our success depends in significant part on our ability to retain and incentivize personnel with specialized scientific, regulatory, commercialization, operational, financial and public company experience. Equity-based compensation allows us to compete for talent while conserving cash resources and promoting long-term alignment between award recipients and our shareholders.

As of the Record Date, 223,333 shares remained available for future awards under the Plan. Because equity-based compensation is a critical component of the Company’s compensation program, and because the Company believes that equity awards are important to attracting, retaining and motivating employees, directors and consultants while conserving cash resources, the Board believes that the proposed increase in the number of shares available under the Plan is necessary to provide the Company with sufficient flexibility to make future equity awards that support the Company’s long-term strategic objectives.

In determining the number of additional shares to request under the Plan Amendment, the Board considered, among other things, the number of shares currently outstanding, the number of shares currently available for future awards under the Plan, the Company’s anticipated equity compensation needs, the importance of equity compensation in retaining and incentivizing key personnel, the number of outstanding common stock purchase warrants, and the potential dilutive impact of the requested increase on existing shareholders.

Share Reserve and Potential Dilution

The following table summarizes certain information regarding the overhang and dilution associated with the Plan and the proposed Plan Amendment, based on the Company’s outstanding common stock purchase warrants as of the Record Date:

Metric	Shares
Common shares outstanding as of the Record Date	5,278,957
Shares authorized for issuance under the Plan after giving effect to the Company’s 1-for-30 reverse stock split	223,333
Shares subject to outstanding awards under the 2015 and 2025 Equity Plans	0
Shares available for future grant under the Plan	223,333
Additional shares requested under the Plan Amendment	2,000,000
Total shares authorized for issuance under the Plan if the Plan Amendment is approved	2,223,333
Outstanding 2026 common stock purchase warrants as of the Record Date (approximately)(1)	3,400,000
Common shares outstanding as of the Record Date, assuming exercise of outstanding common stock purchase warrants	8,678,957

(1) The warrants included in the table above have an exercise price of $1.58 per share.

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The additional 2,000,000 shares requested under the Plan Amendment represent approximately 37.9% of the Company’s outstanding common stock as of the Record Date, or approximately 23.0% of the Company’s common stock outstanding as of the Record Date assuming exercise of the outstanding common stock purchase warrants reflected in the table above.

After giving effect to the Plan Amendment, the total number of shares available for issuance under the Plan would represent approximately 42.1% of the Company’s outstanding common stock as of the Record Date, or approximately 25.6% of the Company’s common stock outstanding as of the Record Date assuming exercise of the outstanding common stock purchase warrants reflected in the table above.

Assuming exercise of the outstanding common stock purchase warrants reflected in the table above and giving effect to all shares available for future grant under the Plan after approval of the Plan Amendment, the shares available for future grant under the Plan would represent approximately 20.4% of the Company’s as-adjusted diluted capitalization, before giving effect to any future forfeitures, cancellations or expirations of awards.

Summary of the Plan Amendment

If this Proposal No. 2 is approved, the number of shares of common stock authorized for issuance under the Plan will be increased by 2,000,000 shares. Accordingly, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan will be increased from 223,333 shares to 2,223,333 shares, subject to adjustment as provided in the Plan.

The additional shares authorized under the Plan Amendment may be used for any type of award permitted under the Plan, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock-based awards. The Plan Amendment will not alter the types of awards that may be granted under the Plan, the persons eligible to receive awards, the vesting or settlement terms of awards, the Plan’s prohibitions on repricing and liberal share recycling, or any other material shareholder-protective provisions of the Plan.

The complete text of the Plan Amendment is attached as Appendix A to this Proxy Statement. The following summary of the Plan, as amended by the Plan Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the Plan Amendment.

Plan Highlights

The Plan contains provisions that are intended to protect the interests of our shareholders in a manner consistent with our compensation philosophy, including the following:

●

No “Liberal” Change-in-Control Definition: The Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the Plan to be triggered.

●

No Liberal Share Recycling: The Plan prohibits “liberal share recycling,” which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, shares subject to cash-settled awards and shares that are repurchased by the Company with stock option proceeds will not be added back to the Plan.

●	No Discounted Stock Options or Stock Appreciation Rights: The Plan does not permit the use of “discounted” stock options or stock appreciation rights.

●

No Repricing of Stock Options; No Reload Awards: The Plan does not permit the “repricing” of stock options without shareholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

●

No Dividends or Dividend Equivalents on Unvested Awards or on Stock Options/Stock Appreciation Rights: No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until the underlying award becomes vested, including, where applicable, the achievement of performance goals. Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

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Summary of the Plan

Awards and Term of the Plan

Awards granted under the Plan may be in the form of stock options, which may be incentive stock options or nonqualified stock options, or other stock-based awards, such as stock appreciation rights, restricted stock, restricted stock units and performance shares. No awards may be made under the Plan after the date that is ten years from the date of shareholder approval of the Plan, or such earlier date as the Board of Directors may terminate the Plan.

Administration

The Plan is administered by the Compensation Committee of our Board of Directors, or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The Plan provides for awards to employees, non-employee directors and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to employees. Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards. Accordingly, the benefits or amounts that will be received by or allocated to participants under the Plan, as amended by the Plan Amendment, are not determinable. As of the Record Date, approximately 88 persons (including 3 executive officers, 81 employees, and 4 non-employee members of the Board) were eligible to participate in the Plan.

Shares Available

Following the Company’s 1-for-30 reverse stock split effected in December 2025, the number of shares authorized for issuance under the Plan was proportionately adjusted from 6,700,000 shares to 223,333 shares. As of the Record Date, no shares have been issued or granted under the Plan and 223,333 shares remained available for future awards under the Plan.

If Proposal No. 2 is approved, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan will be 2,223,333 shares, subject to adjustment as provided in the Plan. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the Plan.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit described above, except as may be required by the rules and regulations of any stock exchange or trading market.

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Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options or as nonqualified stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of July 7, 2026, the closing price of our common stock as reported on the Nasdaq Capital Market was $2.71 per share. Stock options granted under the Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant stock appreciation rights, or SARs, under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Stock

Under the Plan, the Compensation Committee may grant or sell restricted stock to plan participants, which consists of shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability. Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

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Restricted Stock Units

Under the Plan, the Compensation Committee may grant or sell restricted stock units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock, or an equivalent value in cash, to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Performance Shares

Other stock-based awards granted under the Plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement, which may include additional limitations, terms and conditions, as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, stock-based awards such as restricted stock units and performance shares may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested, including, where applicable, the achievement of performance objectives. No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

Change in Control

To the extent that outstanding awards granted under the Plan are assumed, substituted or continued in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable, as applicable, based on continued service during the remaining vesting period. However, vesting and exercisability, as applicable, of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within twenty-four months after the change in control, the participant’s employment is terminated under circumstances specified in the applicable award agreement. To the extent outstanding awards granted under the Plan are not assumed, substituted or continued in connection with a change in control, then such awards generally would become vested in full upon the change in control.

For purposes of the Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the Company’s common stock; (b) the replacement of a majority of the Board of Directors within a two-year period by directors whose election was not endorsed by the incumbent Board of Directors; (c) a merger, consolidation, reorganization, or similar transaction with or into the Company resulting in the holders of voting securities immediately before such event owning less than 50% of the voting power of the outstanding voting securities of the Company after such event; (d) a complete liquidation or dissolution of the Company; or (e) the sale or other disposition of all or substantially all of the Company’s assets. The full definition of “change in control” is set out in the Plan.

25

Forfeiture and Recoupment of Awards

Awards granted under the Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery or “clawback” policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such equitable adjustments to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration, including cash, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by that person or, in the event of the participant’s incapacity, by that person’s guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The Board of Directors may amend, alter or discontinue the Plan at any time, with shareholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without that person’s consent, except for amendments made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no stock option may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our shareholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a nonqualified stock option. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income, except for purposes of the alternative minimum tax, upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held until the later of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

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Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Performance Shares. Generally, participants will recognize taxable income at the time of settlement of performance share awards, with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award.

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company. As a result, compensation paid to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million, subject to any applicable transition rules or other limitations.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

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Registration with the SEC

If this Proposal No. 2 is approved, the Company intends to file, as soon as practicable following such approval, a Registration Statement on Form S-8 relating to the additional shares authorized for issuance under the Plan pursuant to the Plan Amendment.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards. Accordingly, the benefits or amounts that will be received by or allocated to participants under the Plan, as amended by the Plan Amendment, are not determinable.

Our directors and executive officers have an interest in this Proposal No. 2 because they are eligible to receive awards under the Plan.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025, relating to all of our equity compensation plans:

Plan Category	(a) Number of Shares to be Issued upon Exercise of Outstanding Options and Rights		(b) Weighted-average Exercise Price of Outstanding Options and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Referenced in Column (a))

Equity compensation plans approved by stockholders	145,628	(1)	$68.91	(2)	246,933
Equity compensation plans not approved by stockholders	-		$-		-
Total	145,628	(1)	$68.91	(2)	246,933

(1)	Includes options and restricted stock units outstanding under our 2015 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Vote Required

Approval of the amendment to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CO-DIAGNOSTICS, INC. 2025 EQUITY INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that shareholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2025 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2025 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the shareholders of Co-Diagnostics, Inc., (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our shareholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 4

RATIFICATION OF TANNER LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee appointed Tanner LLC (“Tanner”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting. Shareholders are asked to ratify the appointment of Tanner at the Annual Meeting. Representatives of Tanner are not expected to be available during the Annual Meeting.

Accounting Fees and Services

The aggregate fees and expenses for professional services rendered by our principal accounting firm, Tanner LLC, for the years ended December 31, 2025 and 2024, respectively, are as follows:

	Years Ended December 31,
	2025	2024
Audit fees	$180,309	$176,078
Audit related fees	359,601	18,845
Total fees	$539,910	$194,923

Audit fees relate to professional services provided in connection with the audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements. Audit related fees relate to audits of the financial statements of Cosara, audits of the financial statements of our benefit plans, and professional services related to our equity financing transactions.

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000. The audit committee has delegated to the audit committee chairperson, Mr. Durenard, the authority to approve services, subject to ratification by the audit committee at its next committee meeting. All fees incurred were pre-approved by the audit committee.

Approval of the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the appointment of Tanner LLC is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Conversely, if shareholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Commission on March 31, 2026.

The Audit Committee

Eugene Durenard, PhD (Chairman)
Edward L. Murphy
Richard S. Serbin
James B. Nelson

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PROPOSAL NO. 5

AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS

Background and Purpose

We are asking our stockholders to approve an amendment (the “Amendment”) to our Articles of Incorporation (as amended, the “Articles”) to set the quorum requirement for meetings of stockholders at one-third (1/3) of the shares entitled to vote.

Proposed Articles Amendment

If this proposal is approved, our Articles would be amended to include the following provision:

“The holders of at least one-third (1/3) of the shares of stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any annual or special meeting of stockholders.”

Reasons for the Amendment

We believe that, consistent with the Company’s Amended and Restated Bylaws (“Bylaws”), a quorum requirement of at least one-third (1/3) of the outstanding shares is in the best interests of the Company and its stockholders for the following reasons:

Operational Efficiency. As the Company’s stockholder base has grown and become more dispersed, achieving a majority quorum at stockholder meetings has become increasingly difficult. A reduced quorum threshold will help ensure that the Company can conduct necessary business at its stockholder meetings without undue delay or the expense of adjourned meetings.

Market Practice. A one-third quorum requirement is consistent with the practices of many publicly traded companies and is commonly used across a broad range of industries. We believe that a one-third threshold strikes an appropriate balance between ensuring meaningful stockholder participation and enabling the Company to conduct its business efficiently.

Stockholder Participation. The amendment does not alter the vote required to approve any particular matter. All matters submitted to a vote of stockholders will continue to require the same level of stockholder approval currently required under the Company’s Amended and Restated Bylaws, applicable law, or Nasdaq rules. The amendment solely affects the number of shares that must be present or represented by proxy to open and conduct a meeting.

Utah Law Compliance. The Utah Revised Business Corporation Act (“URBCA”) expressly permits corporations to specify a quorum requirement in their bylaws of no less than one-third (1/3) of the shares entitled to vote, provided such requirement is not less than the minimum permitted under applicable law. The proposed one-third quorum satisfies this statutory minimum and is fully compliant with the URBCA.

Effect of the Amendment

If approved, the amendment will reduce the quorum threshold for all annual and special meetings of stockholders from a majority to one-third (1/3) of the outstanding shares entitled to vote consistent with the Company’s Bylaws. The amendment will become effective upon filing the amendment with the Utah Division of Corporations and Commercial Code.

Potential Risks and Considerations

The Board acknowledges that some stockholders and governance advocates may view a reduced quorum as potentially allowing a smaller subset of stockholders to conduct Company business. The Board believes, however, that this concern is mitigated by the following factors:

●	The voting thresholds required to approve any particular matter are unchanged

●	The Company remains committed to robust stockholder outreach and engagement to encourage broad participation in its meetings

●	The one-third threshold remains above the statutory minimum permitted under the URBCA

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the meeting and entitled to vote, in each case assuming a quorum is present. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment to the Company’s Articles to set the quorum requirement for stockholder meetings at one-third (1/3) of the shares entitled to vote.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 6 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 6

APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING

Background and Purpose

We are asking our shareholders to approve the adjournment or postponement of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in favor of one or more of the foregoing proposals.

If, at the Annual Meeting, the number of shares present in person or represented by proxy and voting in favor of one or more of the foregoing proposals is insufficient to approve such proposal or proposals, our Board of Directors may determine that it is necessary or appropriate to adjourn or postpone the Annual Meeting in order to enable the Board to solicit additional proxies in favor of such proposal or proposals. In that event, we would ask our shareholders to vote only upon the adjournment or postponement proposal and not upon any proposal for which there are insufficient votes, and the Annual Meeting may be adjourned or postponed to a later date or dates to permit further solicitation of proxies.

The approval of this Proposal No. 6 does not by itself approve any of the other proposals described in this Proxy Statement. If this Proposal No. 6 is approved, the Board will have the authority to adjourn or postpone the Annual Meeting to solicit additional proxies in favor of any of the foregoing proposals if the Board determines that such adjournment or postponement is necessary or appropriate. If this Proposal No. 6 is not approved, the Board may not have the ability to adjourn or postpone the Annual Meeting for the purpose of soliciting additional proxies in favor of any of the foregoing proposals, even if there are insufficient votes at the time of the Annual Meeting to approve such proposal or proposals.

Notwithstanding shareholder approval of this Proposal No. 6, the Board retains discretion to determine whether to adjourn or postpone the Annual Meeting, and the Board is not required to adjourn or postpone the Annual Meeting even if this Proposal No. 6 is approved.

Vote Required

Approval of Proposal No. 6 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of this Proposal No. 6.

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BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 6 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

ANNUAL REPORTS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 accompanies this Proxy Statement and is also posted on www.proxyvote.com and on the SEC’s website www.sec.gov.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. The Annual Report on Form 10-K is not part of the proxy solicitation materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of the notice of Internet availability of the proxy materials or proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

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STOCKHOLDER PROPOSALS FOR

OUR 2027 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Under Rule 14a-8 under the Exchange Act, to be considered for inclusion in our proxy materials for our 2027 annual meeting, a stockholder proposal must be received in writing by our Corporate Secretary no later than 5:00 p.m. Mountain Time on March 25, 2027. If the date of our 2027 annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and send our proxy materials for the 2027 annual meeting. Any such proposal must also comply with the various provisions of Rule 14a-8, which governs the basis on which stockholder proposals may be included in or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2027 annual meeting, but does not seek to have the proposal included in our proxy solicitation materials pursuant to Rule 14a-8, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified information and materials, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to the 2027 annual meeting must be delivered to the Corporate Secretary at the principal executive offices of the Company not earlier than May 1, 2027 and not later than June 20, 2027; provided, however, that if the date of the 2027 annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the 2026 annual meeting, notice by the stockholder to be timely must be so delivered in accordance with the timing requirements set forth in our Bylaws.

In addition to satisfying the requirements under our Bylaws, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act, including the requirement to provide notice to the Company no later than July 5, 2027, unless the date of the 2027 annual meeting is changed by more than 30 calendar days from the anniversary date of the 2026 annual meeting, in which case the deadline will be determined in accordance with Rule 14a-19.

Any stockholder who wishes to make such a proposal or nomination should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K, filed on March 27, 2025. You may also obtain a copy by writing to our Corporate Secretary at Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
July 21, 2026

34

Appendix A

Co-Diagnostics, Inc. Amendment to 2025 Equity Incentive Plan

APPENDIX A

AMENDMENT NO. 1 TO THE

CO-DIAGNOSTICS, INC.

2025 EQUITY INCENTIVE PLAN

This Amendment No. 1, or this “Amendment,” to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan, or the “Plan,” is adopted by Co-Diagnostics, Inc., a Utah corporation, or the “Company,” subject to approval by the shareholders of the Company.

RECITALS

WHEREAS, the Board of Directors of the Company, or the “Board,” previously adopted the Plan, subject to shareholder approval;

WHEREAS, the shareholders of the Company approved the Plan at the Company’s 2025 annual meeting of shareholders;

WHEREAS, Section 22 of the Plan permits the Board to amend the Plan, subject to shareholder approval to the extent required by applicable law, stock exchange rules or the terms of the Plan;

WHEREAS, the Board believes that the Plan is an important component of the Company’s compensation program and supports the Company’s ability to attract, retain and motivate employees, non-employee directors and consultants by providing equity-based incentives that align their interests with those of the Company’s shareholders;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to amend the Plan to increase the number of shares of the Company’s common stock, par value $0.001 per share, available for issuance under the Plan; and

WHEREAS, the Board approved this Amendment, subject to approval by the Company’s shareholders at the Company’s 2026 annual meeting of shareholders.

NOW, THEREFORE, effective as of the date this Amendment is approved by the Company’s shareholders, the Plan is hereby amended as follows:

1. Amendment to Share Reserve.

Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

“Share Reserve. Subject to adjustment as provided in this Plan, the maximum number of Shares that may be issued or transferred pursuant to Awards under this Plan shall be 2,223,333 Shares, plus any Shares that become available for issuance under this Plan in connection with the cancellation or forfeiture of awards granted under the Company’s Amended and Restated 2015 Long Term Incentive Plan, as provided in this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, Shares purchased in the open market, or any combination of the foregoing.”

2. Incentive Stock Option Limit.

To the extent required under Section 422 of the Internal Revenue Code of 1986, as amended, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan shall be 2,223,333 Shares, subject to adjustment as provided in the Plan.

3. No Other Amendments.

Except as expressly amended by this Amendment, the Plan remains unchanged and in full force and effect. All references in the Plan to the “Plan” shall mean the Plan as amended by this Amendment.

4. Effectiveness.

This Amendment shall become effective upon approval by the shareholders of the Company at the Company’s 2026 annual meeting of shareholders. If shareholder approval is not obtained, this Amendment shall be null and void, and the Plan shall continue in effect without giving effect to this Amendment.

5. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to conflict of law principles.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, effective as of the date this Amendment is approved by the Company’s shareholders.

CO-DIAGNOSTICS, INC.

By:
Name:
Title:

CO-DIAGNOSTICS, INC.
2401 SOUTH FOOTHILL DR., SUITE D
SALT LAKE CITY, UTAH 84109
UNITED STATES

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE IN PERSON
You may attend the meeting in person and vote during the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 2, 2026. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02118-P55273 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CO-DIAGNOSTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dwight Egan
02) Eugene Durenard
03) Richard Serbin
04) James Nelson
05) Edward Murphy

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6:

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T02119-P55273

CO-DIAGNOSTICS, INC.
Annual Meeting of Shareholders
September 3, 2026, 10:00 AM, (Mountain Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dwight H. Egan, CEO and Chairman of the Board, and Brian Brown, CFO, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CO-DIAGNOSTICS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, (Mountain Time) on September 3, 2026, at Co-Diagnostics, Inc.'s offices located 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side